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                                                                      EXHIBIT 23



                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-88946) pertaining to the Penford Corporation Savings and Stock Ownership Plan of our report dated December 21, 2000 with respect to the financial statements and schedules of Penford Corporation Savings and Stock Ownership Plan included in this Annual Report (Form 11-K) for the year ended August 31, 2000.



Seattle, Washington
February 26, 2001                                ERNST & YOUNG LLP